EXHIBIT 1

                         JOINT ACQUISITION STATEMENT
                         PURSUANT TO RULE 13D-1(f) 1

The undersigned acknowledge and agree that the foregoing statement on Schedule
13D, as amended, is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D, as amended, shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

DATED:  November 26, 1996           /s/ Ellen Martino
                                    Ellen Martino, as Attorney-in-Fact
for
                                    William Ehrman, individually and as
                                    general partner of each of EGS
                                    ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                    JONAS PARTNERS, L.P., and as a
member
                                    of EGS PARTNERS, L.L.C.

                                    /s/ Ellen Martino
                                    Ellen Martino, as Attorney-in-Fact
for
                                    Frederic Greenberg, individually and
as
                                    general partner of each of EGS
                                    ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                    JONAS PARTNERS, L.P. and as a member
of
                                    EGS PARTNERS, L.L.C.

                                    /s/ Frederick Ketcher
                                    Frederick Ketcher, individually and
as
                                    general partner of each of EGS
                                    ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                    JONAS PARTNERS, L.P. and as a member
of
                                    EGS PARTNERS, L.L.C.

                                    /s/ Jonas Gerstl
                                    Jonas Gerstl, individually and as
                                    general partner of each of EGS
                                    ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                    JONAS PARTNERS, L.P. and as a member
of
                                    EGS PARTNERS, L.L.C.

                                    /s/ James McLaren
                                    James McLaren, individually and as
                                    general partner of each of EGS
                                    ASSOCIATES, L.P., BEV PARTNERS,
L.P.,
                                    JONAS PARTNERS, L.P. and as a member
of
                                    EGS PARTNERS, L.L.C.